American Beacon Sound Point Enhanced Income Fund

Supplement dated January 25, 2019
to the
Prospectus dated December 28, 2018

Effective immediately, Joe Xu is added as a Portfolio Manager for the American Beacon Sound Point Enhanced Income Fund. Accordingly, effective immediately, the following changes are made t:

I.	On page 3, the third sentence in the paragraph under the heading “Prospectus Summary – The Sub-Advisor” is deleted and replaced with the following:

Stephen Ketchum, Rick Richert, Garrick Stannard, and Joe Xu are jointly and primarily responsible for the day-to-day investment of the Fund's portfolio.

II.	On page 40, under the heading “Management of the Fund – Portfolio Managers”, the following is added following the paragraph relating to Garrick Stannard:

Joe Xu is a Portfolio Manager and Senior Credit Analyst at Sound Point.  Mr. Xu joined Sound Point in 2014 as a credit analyst.   He currently serves as Portfolio Manager on the firm’s U.S. Floating Rate Fund Investment Committee and Senior Credit Analyst covering the Technology sector.

Prior to joining Sound Point, Mr. Xu spent over 3 years as a credit analyst with Ares Management, where he evaluated leveraged loan opportunities in the Business Services, Consumer, Industrial, Media and Technology sectors.   Prior to Ares, Mr. Xu evaluated, structured and executed private equity and mezzanine debt investments for Veronis Suhler Stevenson, a middle market private equity and specialty finance firm.  Mr. Xu began his career as an investment banking analyst with William Blair & Company and graduated cum laude from the University of Illinois at Urbana-Champaign with a B.S. in Accounting.

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American Beacon Sound Point Enhanced Income Fund

Supplement dated January 24, 2019
to the
Statement of Additional Information dated December 28, 2018

Effective immediately, Joe Xu is added as a Portfolio Manager for the American Beacon Sound Point Enhanced Income Fund. Accordingly, effective immediately, the following changes are made:

I.	On page 26, the paragraph under the heading “Investment Management, Administrative and Other Services - The Portfolio Managers”, is deleted and replaced with the following:

The personnel of the Sub-Advisor who have joint and primary responsibility for the day-to-day investment of the Fund's portfolio are Stephen Ketchum, Rick Richert, Garrick Stannard, and Joe Xu (the "Portfolio Managers").

II.
On page 26, the table under the heading “Investment Management, Administrative and Other Services - The Portfolio Managers  - Other Accounts Managed by the Portfolio Managers”is deleted and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sound Point
Stephen Ketchum	3($2.7 bil)	8($3.5 bil)	39($13.9 bil)	None	4($1.7 bil)	2($99 mil)
Rick Richert	1($2.4 bil)	2($1.8 mil)	31($13.7 bil)	None	None	1($66.0 mil)
Garrick Stannard	None	None	None	None	None	None
Joe Xu1	None	None	None	None	None	None

1 As of December 31, 2018

III.
On page 27, the table under the heading “Investment Management, Administrative and Other Services - The Portfolio Managers - The Portfolio Managers- Ownership of the Fund” is deleted and replaced with the following:

Name of Investment Advisor and Portfolio Manager	Sound Point Floating Rate Income Fund
Sound Point Capital Management, LP.
Stephen Ketchum	$1-$10,000
Rick Richert	$10,001-$50,000
Garrick Stannard	None
Joe Xu1	None

1 As of December 31, 2018

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